UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022 (June 21, 2022)

Pasithea Therapeutics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Lincoln Road, Suite 500
Miami Beach, FL 33139

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (702) 514-4174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KTTA	The Nasdaq Capital Market
Warrants to purchase shares of common stock, par value $0.0001 per share	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K of Pasithea Therapeutics Corp. (the “Company”) filed with the U.S. Securities and Exchange Commission on June 22, 2022 (the “Original Form 8-K”). The Original Form 8-K reported the Company’s acquisition of Alpha-5 Integrin, LLC (“Alpha-5”). The Company amended the Original Form 8-K on June 27, 2022 (“Amendment No. 1”) in order to disclose the Company’s intent to file the financial statements and pro forma financial information of Alpha within 75 days of the close of the transaction. This Amendment No. 2 on Form 8-K/A is being filed by the Company solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of Alpha-5 and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report and Amendment No. 1 remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

In accordance with Item 9.01(a), the audited financial statements of Alpha-5 as of and for the year ended December 31, 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

In accordance with Item 9.01(a), the unaudited financial statements of Alpha-5 for the three months ended March 31, 2022 and 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information:

In accordance with Item 9.01(b), the unaudited consolidated pro forma statement of operations of the Company as of and for the year ended December 31, 2021, and the unaudited consolidated pro forma statement of operations and balance sheets for and as of the three months ended March 31, 2022, giving effect to the Alpha-5 Acquisition, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Marcum LLP
99.1	Audited financial statements of Alpha-5 Integrin LLC as of and for the year ended December 31, 2021, and Unaudited financial statements of Alpha-5 Integrin LLC for the three months ended March 31, 2022 and 2021.
99.2	Unaudited consolidated pro forma statement of operations for the year ended December 31, 2021 and the unaudited consolidated pro forma statement of operations and balance sheets as of and for the three months ended March 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASITHEA THERAPEUTICS CORP.

Date: August 29, 2022	By:	/s/ Tiago Reis Marques
	Name:	Tiago Reis Marques
	Title:	Chief Executive Officer

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